EATON VANCE BOND FUND
Supplement to Prospectus dated January 29, 2013

EATON VANCE DIVERSIFIED CURRENCY INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GOVERNMENT OBLIGATIONS FUND
EATON VANCE HIGH INCOME OPPORTUNITIES FUND
EATON VANCE INCOME FUND OF BOSTON
EATON VANCE MULTI-STRATEGY ALL MARKET FUND
Supplement to Prospectuses dated March 1, 2013

EATON VANCE COMMODITY STRATEGY FUND
EATON VANCE INVESTMENT GRADE INCOME FUND
Supplement to Prospectuses dated May 1, 2013

EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND
EATON VANCE TAX-ADVANTAGED BOND STRATEGIES LONG TERM FUND
Supplement to Prospectuses dated June 1, 2013

EATON VANCE CURRENCY INCOME ADVANTAGE FUND
Supplement to Prospectus dated August 28, 2013

as revised September 5, 2013

EATON VANCE ARIZONA MUNCIPAL INCOME FUND
EATON VANCE CONNECTICUT MUNCIPAL INCOME FUND
EATON VANCE MINNESOTA MUNCIPAL INCOME FUND
EATON VANCE MUNICIPAL OPPORTUNITIES FUND
EATON VANCE NEW JERSEY MUNICIPAL INCOME FUND
EATON VANCE PENNSYLVANIA MUNICIPAL INCOME FUND
Supplement to Prospectus dated December 1, 2013

EATON VANCE ALABAMA MUNCIPAL INCOME FUND
EATON VANCE ARKANSAS MUNCIPAL INCOME FUND
EATON VANCE GEORGIA MUNICIPAL INCOME FUND
EATON VANCE KENTUCKY MUNICIPAL INCOME FUND
EATON VANCE MARYLAND MUNICIPAL INCOME FUND
EATON VANCE MISSOURI MUNCIPAL INCOME FUND
EATON VANCE NORTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE OREGON MUNICIPAL INCOME FUND
EATON VANCE SOUTH CAROLINA MUNICIPAL INCOME FUND
EATON VANCE TENNESSEE MUNCIPAL INCOME FUND
EATON VANCE VIRGINIA MUNCIPAL INCOME FUND
Supplement to Prospectus dated January 1, 2014

1.

The following changes are effective March 1, 2014, if applicable:

a.

The following replaces “Class C shares” under “Choosing a Share Class.” in “Purchasing Shares”:

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a contingent deferred sales charge (“CDSC”).  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% (0.95% for the Eaton Vance State Municipal Income Funds) annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $250,000 or more ($1 million or more for tax-deferred retirement plans and deferred compensation plans).  Investors considering cumulative purchases of $250,000 or more ($1 million or more for tax-deferred retirement plans and deferred compensation plans), or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $250,000 or more ($1 million or more for tax-deferred retirement plans and deferred compensation plans), should consider whether another Class of shares would be more advantageous and consult their financial intermediary.

b.

The following replaces the table under “Class A Front-End Sales Charge.” in “Sales Charges”:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $5,000,000	0.00**	0.00**	TIERED**
$5,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more. The principal underwriter will pay a commission to financial intermediaries on sales of $1million or more as follows: 0.75% on amounts of $1 million or more but less than $5 million; plus 0.50% on amounts of $5 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

February 6, 2014	14122 2.6.14